LONGCAP VALUE FUND

A series of Asset Management Fund (the “Trust”)

SUPPLEMENT DATED JUNE 30, 2016

TO PROSPECTUS DATED JUNE 1, 2016

IMPORTANT NOTICE

At a meeting of the Board of Trustees (the “Board”) held on June 30, 2016, the Board approved the closing and liquidation of the LongCap Value Fund (the “Fund”), a portfolio of the Trust. Effective immediately, the Fund is closed to new investors and current shareholders may not make subsequent investments into the Fund, other than reinvestment of dividends. On July 15, 2016 or on such earlier date as determined by the President of the Trust, the Fund shall cease its operations and will begin winding up its business affairs. Any shareholders who remain in the Fund as of that date will have their shares redeemed on or about July 15, 2016 or on such earlier date as determined by the President of the Trust and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares, as described under “Redeeming Shares” in the Prospectus.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215